ASSIGNMENT OF
PURCHASE AGREEMENT

AEI Property Corporation, a Minnesota corporation ("Assignor"), hereby assigns to AEI Net Lease Income & Growth Fund XX  Limited Partnership, a Minnesota limited partnership, ("Assignee"), its undivided 100% interest in that certain Purchase and Sale Agreement between Assignor and MACH II MCB SILVER PORTFOLIO OWNER  ONE, LLC, a Delaware limited liability company, dated March 22, 2019, as amended on April 17, 2019, with respect to real property and improvements thereon generally known as a Bassett Home Furnishings retail store located at 1551 Carl D. Silver Parkway, Fredericksburg, Virginia, and Assignee hereby assumes management responsibilities and obligations of its interest as Purchaser thereunder.

Dated: April 26, 2019                         ASSIGNOR:

                                                         AEI Property Corporation,
                                                          a Minnesota corporation

                                 By /s/ MARNI NYGARD
                                    Marni Nygard, its Chief Investment Officer

                                                         ASSIGNEE:

                                 AEI Net Lease Income & Growth Fund XX
                                 Limited Partnership,
                                  a Minnesota limited partnership

                                 By: AEI Fund Management XX, Inc.
                                 a Minnesota corporation
                                 Its: Corporate General Partner

                                                           By:  /s/ MARNI NYGARD
                                                                   Marni Nygard, its Chief Investment Officer